COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Tables [Abstract]
COMMITMENTS AND CONTINGENCIES

	2014	2015
	(EUR in millions)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*	6	6
Commercial letters of credit	474	224
Standby letters of credit and financial guarantees written	3,598	3,257
Total	4,078	3,487

*	Commitments to extend credit as at December 31, 2014 and 2015 include amounts, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force. The total commitments to extend credit at December 31, 2015 are EUR 5,738 million (2014: EUR 6,743 million).